Investment Portfolioas of September 30, 2022 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 98.4%
Equity Real Estate Investment Trusts (REITs)
Apartments 13.5%
American Homes 4 Rent "A"	1,136,474	37,287,712
AvalonBay Communities, Inc.	353,215	65,058,671
Essential Properties Realty Trust, Inc.	427,060	8,306,317
Independence Realty Trust, Inc.	88,171	1,475,101
Mid-America Apartment Communities, Inc.	303,606	47,080,182
		159,207,983
Diversified 35.7%
American Tower Corp.	624,638	134,109,779
Crown Castle, Inc.	153,853	22,239,451
Digital Realty Trust, Inc.	35,135	3,484,689
Duke Realty Corp.	665,559	32,079,944
Equinix, Inc.	138,174	78,598,898
SBA Communications Corp.	214,550	61,071,657
VICI Properties, Inc.	1,344,014	40,118,818
Weyerhaeuser Co.	763,601	21,808,445
WP Carey, Inc.	366,485	25,580,653
		419,092,334
Financials 4.1%
Apartment Income REIT Corp.	516,140	19,933,327
Iron Mountain, Inc.	642,507	28,251,033
		48,184,360
Health Care 6.7%
Healthcare Realty Trust, Inc.	620,915	12,946,078
Healthpeak Properties, Inc.	798,672	18,305,562
Sabra Health Care REIT, Inc.	1,596,607	20,947,484
Ventas, Inc.	660,486	26,531,722
		78,730,846
Hotels 1.7%
Apple Hospitality REIT, Inc.	29,135	409,638
Ryman Hospitality Properties, Inc.	260,176	19,146,352
		19,555,990
Industrial 10.3%
EastGroup Properties, Inc.	176,199	25,432,564
First Industrial Realty Trust, Inc.	391,057	17,523,264
Prologis, Inc.	773,368	78,574,189
		121,530,017
Manufactured Homes 2.6%
Equity LifeStyle Properties, Inc.	480,829	30,215,294
Office 1.3%
Boston Properties, Inc.	199,979	14,992,426
Regional Malls 1.1%
Simon Property Group, Inc.	143,334	12,864,226

Shopping Centers 4.4%
Kimco Realty Corp.	1,618,893	29,803,820
Kite Realty Group Trust	1,266,624	21,811,265
		51,615,085
Specialty Services 8.1%
Agree Realty Corp.	633,831	42,834,299
Realty Income Corp.	891,768	51,900,898
		94,735,197
Storage 8.9%
Life Storage, Inc.	293,932	32,555,908
Public Storage	245,542	71,897,153
		104,453,061
Total Common Stocks (Cost $1,186,420,926)		1,155,176,819

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 2.84% (a) (Cost $17,235,202)	17,235,202	17,235,202

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,203,656,128)	99.9	1,172,412,021
Other Assets and Liabilities, Net	0.1	1,261,670
Net Assets	100.0	1,173,673,691
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2022	Value ($) at 9/30/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 2.79% (a) (b)
48,285,064	—	48,285,064 (c)	—	—	14,974	—	—	—
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 2.84% (a)
4,040,604	238,690,445	225,495,847	—	—	98,339	—	17,235,202	17,235,202
52,325,668	238,690,445	273,780,911	—	—	113,313	—	17,235,202	17,235,202

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2022.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,155,176,819	$—	$—	$1,155,176,819
Short-Term Investments	17,235,202	—	—	17,235,202
Total	$1,172,412,021	$—	$—	$1,172,412,021

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH3
R-080548-1 (1/23)